INTANGIBLE ASSETS, NET (Details 1) (USD $)	Dec. 31, 2014
Finite-Lived Intangible Assets [Line Items]
2015	$ 478,999
2016	478,999
2017	475,860
2018	473,618
2019	473,618
2020 and thereafter	3,816,848
Finite-Lived Intangible Assets, Net, Total	$ 6,197,942